SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of report (Date of earliest event reported)        October 27, 1998
                                                        ------------------------



                               UNOCAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



    1-8483                                   95-3825062
--------------------------------------------------------------------------------
(Commission File Number)                (I.R.S. Employer Identification No.)



2141 Rosecrans Avenue, Suite 4000, El Segundo, California         90245
--------------------------------------------------------------------------------

(Address of Principal Executive Offices)                       (Zip Code)



                                 (310) 726-7600
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Item 5.           Other Events.

Unocal Corporation announced that lower worldwide oil and gas prices, coupled with increased costs for the company's expanded exploration program, led to lower third quarter earnings of $36 million, or 15 cents per share (basic and diluted). This compares with net earnings of $177 million, or 70 cents per share (diluted) in the third quarter of 1997.

Earnings from continuing operations, excluding special items (detailed in attached tables), were $4 million, or 2 cents per share (basic and diluted), compared with $94 million, or 38 cents per share (basic and diluted) in the third quarter 1997.

In late October, three Spirit Energy 76 exploration wells were determined to be dry holes. These included the Calypso deepwater well. Accounting rules require that $18 million in costs associated with these wells accrued through Sept. 30, 1998, be recorded in the third quarter. These October dry holes lowered Unocal's earnings by 5 cents per share.

Unocal's total oil and gas exploration expenses in the third quarter, including dry hole costs, were $118 million, more than double the level for the comparable period in 1997. This reflects the company's increased focus on growth through the drill bit.

The company continues to record significant successes in the deepwater Kutei Basin area offshore Indonesia. To date, Unocal has discovered two important deepwater fields and has a number of additional promising prospects on its 2.1-million acre deepwater holdings there.

Unocal's third quarter 1998 net worldwide oil and gas production was off 3 percent from last year's third quarter. The production reflected the effect of storms in the Gulf of Mexico that reduced Spirit Energy 76's average daily production by 2,000 barrels of oil and 25 million cubic feet of gas. Despite these storm curtailments, Spirit Energy's third quarter production was still higher than the second quarter.

The lower third quarter 1998 production also reflected the sale of Canadian producing properties earlier this year, and lower oil production from Indonesia.

Total revenues for the third quarter were $1.4 billion, about the same as a year ago. Capital expenditures were $482 million, up from $308 million in the same period of 1997, including almost $100 million for the August 1998 Gulf of Mexico lease sale.

Nine-months results

For the first nine months of 1998, Unocal recorded net earnings of $159 million, or 66 cents per common share (basic and diluted).

Year-to-date earnings from continuing operations, excluding special items (detailed in attached tables) were $138 million, or 57 cents per share.

Total revenues for the first nine months were $4 billion.

Capital expenditures for the year-to-date total $1.25 billion, up from $953 million for the first nine months of 1997.

Unocal is a leading global oil and gas exploration and production company with significant pipeline and power plant project developments worldwide.

Forward-looking   statements   and  estimates   regarding   drilling   activity,
production, and business results set forth above are based on assumptions concerning market, competitive, regulatory, environmental, operational and other considerations. Actual results could differ materially.

                                                                                                                  UNOCAL CORPORATION



CONDENSED CONSOLIDATED EARNINGS STATEMENT
(UNAUDITED)
                                                                                    For the Three Months       For the Nine Months
                                                                                     Ended September 30         Ended September 30
                                                                                   ----------------------     ----------------------
Millions of dollars except per share amounts                                         1998         1997          1998          1997
------------------------------------------------------------------------------------------------------------------------------------
Total revenues .................................................................   $ 1,394      $ 1,397       $ 3,998       $ 4,507
Costs and other deductions .....................................................     1,319        1,394         3,662         3,918
                                                                                   -------------------------------------------------
Earnings from continuing operations before income taxes ........................        75            3           336           589
Income taxes / (benefit) .......................................................        39         (174)          177            68
                                                                                   -------------------------------------------------
Earnings from continuing operations ............................................        36          177           159           521
Loss from discontinued operations  (net of tax) ................................        --           --            --           (44)
Extraordinary charge - extinguishment of debt (net of tax) .....................        --           --            --           (38)
                                                                                   -------------------------------------------------
Net earnings ...................................................................   $    36      $   177       $   159       $   439

Basic earnings/(loss) per common share (a)
      Continuing operations ....................................................   $  0.15      $  0.71       $  0.66       $  2.09
      Discontinued operations ..................................................        --           --            --         (0.18)
      Extraordinary item - extinguishment of debt (net of tax) .................        --           --            --         (0.15)
                                                                                   -------------------------------------------------
Basic net earnings per share ...................................................   $  0.15      $  0.71       $  0.66       $  1.76

Diluted earnings/(loss) per common share  (b) (c)
      Continuing operations ....................................................   $  0.15      $  0.70       $  0.66       $  2.04
      Discontinued operations ..................................................        --           --            --         (0.17)
      Extraordinary item - extinguishment of debt (net of tax) .................        --           --            --         (0.14)
                                                                                   -------------------------------------------------
Diluted net earnings per share .................................................   $  0.15      $  0.70       $  0.66       $  1.73

(a)   Weighted average shares - basic (millions)................................       241          247           242           249
(b)   Weighted average shares - diluted (millions)..............................       243          261           243           263
(c)   Distributions on preferred securities (net of taxes) excluded in numerator.  $    --      $     6       $    --       $    18
      In 1998,  the effect of assumed  conversion  of  preferred  securities  on earnings per share is antidilutive.

------------------------------------------------------------------------------------------------------------------------------------

CONDENSED CONSOLIDATED BALANCE SHEET
(UNAUDITED)
                                                                                    Sep. 30      Dec. 31
Millions of dollars                                                                   1998         1997
------------------------------------------------------------------------------------------------------------------------------------

Assets
Cash and cash equivalents ......................................................   $   183      $   338
Other current assets ...........................................................     1,029        1,163
Investments and long-term receivables ..........................................     1,171        1,113
Properties - net ...............................................................     5,190        4,816
Other assets ...................................................................       214          100
                                                                                   ---------------------
        Total assets ...........................................................   $ 7,787      $ 7,530

Liabilities and Equity
Current liabilities ............................................................   $ 1,212      $ 1,160
Long-term debt .................................................................     2,423        2,169
Deferred income taxes ..........................................................       154          137
Other deferred credits and liabilities .........................................     1,189        1,228

Convertible preferred securities ...............................................       522          522
Stockholders' equity ...........................................................     2,287        2,314
                                                                                   ---------------------
        Total liabilities and equity ...........................................   $ 7,787      $ 7,530

                                    Table 1

                                                                                                                  UNOCAL CORPORATION

CONDENSED CONSOLIDATED CASH FLOWS
(UNAUDITED)                                                                         For the Three Months        For the Nine Months
                                                                                     Ended September 30          Ended September 30
                                                                                   -------------------------------------------------
Millions of dollars                                                                  1998        1997(a)         1998        1997(a)
------------------------------------------------------------------------------------------------------------------------------------

Cash flows from operating activities
                Net earnings ...................................................   $    36     $    177       $   159       $   439
                Adjustments to reconcile net earnings to
                   net cash provided by operating activities
                      Loss on disposal of discontinued operations (before-tax)          --           --            --            71
                      Depreciation, depletion and amortization .................       186          300           566           755
                      Dry hole costs ...........................................        58            8           150            51
                      Deferred income taxes ....................................       (64)        (255)          (34)         (226)
                      (Gain) loss on sales of assets (before-tax) ..............       (74)           2          (166)          (59)
                      Other ....................................................        (9)          75            18           (83)
                Working capital and other changes related to operations ........       181           (8)           18          (212)
                                                                                   -------------------------------------------------
                      Net cash provided by operating activities ................       314          299           711           736

Cash flows from investing activities
                Capital expenditures  (includes dry hole costs) ................      (482)        (308)       (1,248)         (953)
                Proceeds from sale of discontinued operations ..................        --            3            --         1,789
                Proceeds from asset sales ......................................       265            7           299            55
                                                                                   -------------------------------------------------
                      Net cash (used in)/provided by investing activities ......      (217)        (298)         (949)          891

Cash flows from financing activities
                Net increase/(decrease) in long-term debt ......................       (56)        (241)          285          (959)
                Dividends paid .................................................       (48)         (50)         (145)         (150)
                Repurchase of common stock .....................................        --          (81)          (48)         (173)
                Other ..........................................................        (3)           3            (9)          (46)
                                                                                   -------------------------------------------------
                      Net cash (used in)/ provided by financing activities......      (107)        (369)           83        (1,328)

Increase/(decrease) in cash and cash equivalents ...............................       (10)        (368)         (155)          299
Cash and cash equivalents at beginning of period ...............................       193          884           338           217
                                                                                   -------------------------------------------------
Cash and cash equivalents at end of period .....................................   $   183      $   516       $   183       $   516

(a)  Cash flows related to discontinued operations have not been segregated

------------------------------------------------------------------------------------------------------------------------------------

CONDENSED CAPITAL EXPENDITURES
(UNAUDITED)

Millions of dollars
------------------------------------------------------------------------------------------------------------------------------------

United States Exploration & Production .........................................   $   237      $    88       $   589       $   200
International Exploration & Production .........................................       212          171           576           574
Geothermal and Power Operations ................................................        12           29            22            76
Diversified Business Group .....................................................        18           18            46            40
New Ventures  (Non-E & P) ......................................................        --            2             1             5
Corporate & Unallocated ........................................................         3           --            14             9
Discontinued Operations ........................................................        --           --            --            49
                                                                                   -------------------------------------------------
                Total (b) ......................................................   $   482      $   308       $ 1,248       $   953


(b)  Includes capitalized interest of: .........................................   $     6      $    10       $    22       $    26

                                    Table 2

                                                                                                                  UNOCAL CORPORATION

RESULTS OF OPERATIONS FOR
EXPLORATION AND PRODUCTION ACTIVITIES
(UNAUDITED)

                                                                                            For the Three Months
                                                                                          Ended September 30, 1998
                                                                        ------------------------------------------------------------
                                                                         Spirit                                Other
Millions of dollars                                                     Energy 76   Alaska      Far East    International     Total
------------------------------------------------------------------------------------------------------------------------------------

Sales (includes intercompany sales)
        Crude oil and condensate ................................       $    45    $    25      $    86       $    26       $   182
        Natural gas .............................................           140         13          156             3           312
        Natural gas liquids .....................................             8          1            3            --            12
        Other ...................................................             1         --           --            --             1
                                                                        ------------------------------------------------------------
              Total .............................................           194         39          245            29           507
Other revenue/(loss) ............................................             2          2           (5)            6             5
Gain on asset sales .............................................             1         --           --            73            74
                                                                        ------------------------------------------------------------
              Total revenues ....................................           197         41          240           108           586

Production costs ................................................            48         18           32            19           117
Exploration expenses ............................................            21          1           11            18            51
Dry hole costs ..................................................            34         --           20            13            67
Depreciation, depletion & amortization ..........................            91         15           54             8           168
Other operating expenses ........................................            17          4           15            12            48
                                                                        ------------------------------------------------------------
        Results of operations before income tax .................       $   (14)   $     3      $   108       $    38       $   135


------------------------------------------------------------------------------------------------------------------------------------

                                                                                            For the Three Months
                                                                                          Ended September 30, 1997
                                                                        ------------------------------------------------------------
                                                                         Spirit                                Other
                                                                        Energy 76   Alaska      Far East    International     Total
                                                                        ------------------------------------------------------------
Sales (includes intercompany sales)
        Crude oil and condensate ..............................         $    67    $    40      $   112       $    34       $   253
        Natural gas ...........................................             171         15          168            11           365
        Natural gas liquids ...................................              12         --            4             1            17
        Other .................................................               1         --           --            --             1
                                                                        ------------------------------------------------------------
                  Total .......................................             251         55          284            46           636
Other revenue .................................................               1          3           (4)            3             3
Gain/(loss) on asset sales ....................................              (2)        --           --            --            (2)
                                                                        ------------------------------------------------------------
              Total revenues ..................................             250         58          280            49           637

Production costs ..............................................              41         27           30            17           115
Exploration expenses ..........................................              13         --           22            13            48
Dry hole costs ................................................               3         --            4            --             7
Depreciation, depletion & amortization ........................             169         13           81            17           280
Other operating expenses ......................................              18          2           12            21            53
                                                                        ------------------------------------------------------------
        Results of operations before income tax ...............         $     6    $    16      $   131       $   (19)      $   134

                                    Table 3

                                                                                                                  UNOCAL CORPORATION

RESULTS OF OPERATIONS FOR
EXPLORATION AND PRODUCTION ACTIVITIES
(UNAUDITED)

                                                                                            For the Nine Months
                                                                                          Ended September 30, 1998
                                                                        ------------------------------------------------------------
                                                                         Spirit                                Other
Millions of dollars                                                     Energy 76   Alaska      Far East    International     Total
------------------------------------------------------------------------------------------------------------------------------------

Sales (includes intercompany sales)
        Crude oil and condensate ............................           $   151    $    77      $   262       $    79       $   569
        Natural gas .........................................               431         47          446            19           943
        Natural gas liquids .................................                33          2            9             1            45
        Other ...............................................                 3         --           --            --             3
                                                                        ------------------------------------------------------------
              Total .........................................               618        126          717            99         1,560
Other revenue/(loss) ........................................                 6          6          (17)           14             9
Gain on asset sales .........................................                 1         --            3           160           164
                                                                        ------------------------------------------------------------
              Total revenues ................................               625        132          703           273         1,733

Production costs ............................................               131         60           88            55           334
Exploration expenses ........................................                47          2           45            38           132
Dry hole costs ..............................................               100         --           35            21           156
Depreciation, depletion & amortization ......................               267         36          167            43           513
Other operating expenses ....................................                54         10           42            38           144
                                                                        ------------------------------------------------------------
        Results of operations before income tax .............           $    26    $    24      $   326       $    78       $   454


------------------------------------------------------------------------------------------------------------------------------------

                                                                                            For the Nine Months
                                                                                          Ended September 30, 1997
                                                                        ------------------------------------------------------------
                                                                         Spirit                                 Other
                                                                        Energy 76   Alaska     Far East     International     Total
                                                                        ------------------------------------------------------------
Sales (includes intercompany sales)
        Crude oil and condensate ...........................            $   233    $   136      $   342       $   119       $   830
        Natural gas ........................................                541         47          485            35         1,108
        Natural gas liquids ................................                 41          3           18             3            65
        Other ..............................................                  2         --           --            --             2
                                                                        ------------------------------------------------------------
              Total ........................................                817        186          845           157         2,005
Other revenue ..............................................                  7          4           --            16            27
Gain/(loss) on asset sales .................................                  2         --           --           (16)          (14)
                                                                        ------------------------------------------------------------
              Total revenues ...............................                826        190          845           157         2,018

Production costs ...........................................                139         73           93            53           358
Exploration expenses .......................................                 37         --           40            31           108
Dry hole costs .............................................                 10         --           39             1            50
Depreciation, depletion & amortization .....................                374         42          235            53           704
Other operating expenses ...................................                 56          8           34            45           143
                                                                        ------------------------------------------------------------
        Results of operations before income tax ............            $   210    $    67      $   404       $   (26)      $   655

                                    Table 4

                                                                                                                  UNOCAL CORPORATION
OPERATING HIGHLIGHTS
(UNAUDITED)                                                                         For the Three Months        For the Nine Months
                                                                                     Ended September 30          Ended September 30
                                                                                   -------------------------------------------------
                                                                                     1998          1997          1998         1997
------------------------------------------------------------------------------------------------------------------------------------

Net daily production
     Crude oil and condensate (thousand barrels daily):
               United States
                    Spirit Energy 76 ...........................................        44           41            44            45
                    Alaska .....................................................        27           30            29            32
                                                                                   -------------------------------------------------
                          Total United States ..................................        71           71            73            77
               International
                    Far East  (a) ..............................................        81           96            83            95
                    Other ......................................................        31           25            31            26
                                                                                   -------------------------------------------------
                          Total International ..................................       112          121           114           121

------------------------------------------------------------------------------------------------------------------------------------
                          Total Worldwide ......................................       183          192           187           197

     Natural gas (million cubic feet daily):
               United States
                    Spirit Energy 76 ...........................................       808          845           795           876
                    Alaska .....................................................       118          110           126           131
                                                                                   -------------------------------------------------
                          Total United States ..................................       926          954           921         1,007
               International
                    Far East  (a) ..............................................       794          790           816           790
                    Other ......................................................        37           55            53            62
                                                                                   -------------------------------------------------
                          Total International ..................................       831          845           869           851

------------------------------------------------------------------------------------------------------------------------------------
                          Total Worldwide ......................................     1,757        1,799         1,790         1,858

     Natural gas liquids (thousand barrels daily) ..............................        19           18            19            19

     Geothermal (million kilowatt-hours daily) .................................        22           19            21            17

Average sales prices (b) Crude oil and condensate (per barrel):
               United States
                    Spirit Energy 76 ...........................................   $ 12.20      $ 17.13       $ 12.80       $ 18.61
                    Alaska .....................................................      9.35        13.37          9.69         15.39
                          Total United States ..................................   $ 11.11      $ 15.50       $ 11.56       $ 17.28
               International
                    Far East ...................................................   $ 12.28      $ 17.45       $ 13.02       $ 18.72
                    Other ......................................................     10.58        16.58         11.07         17.58
                          Total International ..................................   $ 11.82      $ 17.23       $ 12.48       $ 18.41

                          Total Worldwide ......................................   $ 11.54      $ 16.44       $ 12.09       $ 17.89

     Natural gas (per mcf):
               United States
                    Spirit Energy 76 ...........................................   $  1.97      $  2.38       $  2.08       $  2.39
                    Alaska .....................................................      1.20         1.47          1.38          1.39
                          Total United States ..................................   $  1.87      $  2.28       $  1.98       $  2.26
               International
                    Far East ...................................................   $  2.23      $  2.39       $  2.10       $  2.35
                    Other ......................................................      2.38         2.40          2.26          2.23
                          Total International ..................................   $  2.23      $  2.39       $  2.10       $  2.34

                          Total Worldwide ......................................   $  2.04      $  2.33       $  2.04       $  2.29

------------------------------------------------------------------------------------------------------------------------------------

(a)  Includes host country share of:
       Crude oil and condensate ................................................         6           28            11            29
       Natural gas .............................................................        27           22            27            27

(b)  Excludes  Global  Trade  margins and Canada  equity  affiliate  sales

                                    Table 5

                                                                                                                  UNOCAL CORPORATION

OPERATING HIGHLIGHTS  (continued)
(UNAUDITED)

                                                                                    For the Three Months        For the Nine Months
                                                                                     Ended September 30         Ended September 30
                                                                                   -------------------------------------------------
                                                                                     1998          1997          1998          1997
------------------------------------------------------------------------------------------------------------------------------------

Agricultural products production volumes  (thousand tons)
        Ammonia ...............................................................        365          314         1,129         1,072
        Urea ..................................................................        234          188           739           696


Agricultural products sales volumes  (thousand tons)
        Ammonia ...............................................................        186          187           649           590
        Urea ..................................................................        259          191           854           690

                                    Table 6

                                                                                                        UNOCAL CORPORATION

EARNINGS BY BUSINESS SEGMENT
(Unaudited)




                                                                        3rd Quarter of 1998          3rd Quarter of 1997
                                                                     -----------------------------------------------------
Millions of dollars                                                   Before-tax    After-tax      Before-tax    After-tax
--------------------------------------------------------------------------------------------------------------------------

Exploration and Production
    United States
       Spirit Energy 76 ........................................     $      (14)  $       (8)     $        6   $        4
       Alaska ..................................................              3            2              16           10
    International
       Far East ................................................            108           44             131          147
       Other ...................................................             38           23             (19)         (19)

Global Trade ...................................................              5            3               3            2

Geothermal and Power Operations ................................             22           16               7            6

Diversified Business Group
      Agricultural Products ....................................              9           12               5            4
      Carbon and Minerals ......................................             (1)          --              13           10
      Pipelines ................................................             16           14              19           16
      Other ....................................................             --           --              (1)          --

Corporate and Unallocated
      Administrative and general expense .......................            (30)         (20)            (20)         (13)
      Net interest expense .....................................            (40)         (33)            (26)         (19)
      Environmental and litigation expense .....................            (19)         (12)           (104)         (65)
      New Ventures (non E&P) ...................................             (7)          (4)             (3)          (1)
      Other ....................................................            (15)          (1)            (24)          95
--------------------------------------------------------------------------------------------------------------------------
            Total ..............................................     $       75   $       36      $        3   $      177
==========================================================================================================================

Exploration and Production - involves the exploration for, and the production of crude oil and natural gas.
Global Trade - handles the company's worldwide crude oil, condensate and natural gas trading and marketing activities. Global Trade also purchases crude oil, condensate and natural gas from the company's joint venture partners, royalty owners and other unaffiliated oil and gas producers for resale.
Geothermal  and  Power  Operations  -  involves  the  exploration  for,  and the production and sale of geothermal resources, and the construction and operation of electrical power plants.
Diversified Business Group:
   Agricultural   Products  -  involves  the  manufacture,   transportation  and
      marketing of nitrogen-based products for agricultural and industrial use. Carbon and Minerals - involves the production and marketing of petroleum coke, graphites and specialty minerals.
   Pipelines - principally includes the company's equity interests in affiliated pipeline companies.
   Other -  principally  included the company's  equity  interest in The UNO-VEN
      Company, prior to its restructuring in May 1997.

                                    Table 7

                                                                                                        UNOCAL CORPORATION

SPECIAL ADJUSTMENTS
(Unaudited)






                                                                        3rd Quarter of 1998         3rd Quarter of 1997
                                                                     -----------------------------------------------------
Millions of dollars                                                   Before-tax    After-tax      Before-tax    After-tax
--------------------------------------------------------------------------------------------------------------------------

Reported earnings .................................................. $       75   $       36      $        3   $      177
Less: Special items
     Exploration and Production
       United States
         Spirit Energy
              Asset sales ..........................................         --           --              (1)          --
              Impairment ...........................................         --           --             (62)         (39)
        International
              Asset sales - Other ..................................         73           49              (1)          (1)
              Deferred tax adjustment - Far East ...................         --           (7)             --           68
     Geothermal and Power Operations
              Deferred tax adjustment - Sarulla ....................         --           --              --            3
     Diversified Business Group
        Carbon and Minerals
              Environmental ........................................         (2)          (2)             --           --
     Corporate and Unallocated
              Asset sales - Other ..................................         --           --              --           (1)
              Environmental and litigation .........................        (12)          (8)            (97)         (61)
              Deferred tax adjustment - Other ......................         --           --              --          114
--------------------------------------------------------------------------------------------------------------------------
     Total special items ...........................................         59           32            (161)          83
--------------------------------------------------------------------------------------------------------------------------
         Adjusted earnings ......................................... $       16   $        4      $      164   $       94
==========================================================================================================================

                                    Table 8

                                                                                                        UNOCAL CORPORATION

EARNINGS BY BUSINESS SEGMENT
EXCLUDING  SPECIAL ADJUSTMENTS
(Unaudited)



                                                                        3rd Quarter of 1998          3rd Quarter of 1997
                                                                      ----------------------------------------------------
Millions of dollars except share amounts                              Before-tax    After-tax      Before-tax    After-tax
--------------------------------------------------------------------------------------------------------------------------

Exploration and Production
    United States
       Spirit Energy 76 ..........................................   $      (14)  $       (8)     $       69   $       43
       Alaska ....................................................            3            2              16           10
    International
       Far East ..................................................          108           51             131           79
       Other .....................................................          (35)         (26)            (18)         (18)

Global Trade .....................................................            5            3               3            2

Geothermal and Power Operations ..................................           22           16               7            3

Diversified Business Group
      Agricultural Products ......................................            9           12               5            4
      Carbon and Minerals ........................................            1            2              13           10
      Pipelines ..................................................           16           14              19           16
      Other ......................................................           --           --              (1)          --

Corporate and Unallocated
      Administrative and general expense .........................          (30)         (20)            (20)         (13)
      Net interest expense .......................................          (40)         (33)            (26)         (19)
      Environmental and litigation expense .......................           (7)          (4)             (7)          (4)
      New Ventures (non E&P) .....................................           (7)          (4)             (3)          (1)
      Other ......................................................          (15)          (1)            (24)         (18)
--------------------------------------------------------------------------------------------------------------------------
Earnings from continuing operations ..............................   $       16   $        4      $      164   $       94
==========================================================================================================================

Basic earnings from continuing operations
   per share of common stock .....................................                $     0.02                   $     0.38
Diluted earnings from continuing operations
   per share of common stock (a) .................................                $     0.02                   $     0.38

Distributions on preferred securities (net of tax) excluded
   in numerator for diluted earnings per share (a) ...............                $       --                   $        6
Basic weighted average shares ....................................                       241                          247
Diluted weighted average shares ..................................                       243                          261

(a) In 1998, the effect of assumed conversion of preferred securities on earnings per share is antidilutive.

                                    Table 9

                                                                                                        UNOCAL CORPORATION

EARNINGS BY BUSINESS SEGMENT
(Unaudited)



                                                                         Nine Months Ended           Nine Months Ended
                                                                         September 30, 1998          September 30, 1997
                                                                     -----------------------------------------------------
Millions of dollars                                                   Before-tax    After-tax      Before-tax    After-tax
--------------------------------------------------------------------------------------------------------------------------

Exploration and Production
    United States
       Spirit Energy 76 ..........................................   $       26   $       17      $      210   $      132
       Alaska ....................................................           24           15              67           42
    International
       Far East ..................................................          326          130             404          290
       Other .....................................................           78           53             (26)         (32)

Global Trade .....................................................           21           13              22           13

Geothermal and Power Operations ..................................           66           44              28           25

Diversified Business Group
      Agricultural Products ......................................           40           33              75           50
      Carbon and Minerals ........................................           26           24             110           76
      Pipelines ..................................................           53           44              54           46
      Other ......................................................           --           --              43           37

Corporate and Unallocated
      Administrative and general expense .........................          (62)         (43)            (62)         (40)
      Net interest expense .......................................         (106)         (83)           (109)         (84)
      Environmental and litigation expense .......................         (119)         (75)           (138)         (86)
      New Ventures (non E&P) .....................................          (26)         (16)            (34)         (23)
      Other ......................................................          (11)           3             (55)          75
--------------------------------------------------------------------------------------------------------------------------
Earnings from continuing operations
   before discontinued operations
   and extraordinary item ........................................          336          159             589          521
Loss from discontinued operations ................................           --           --             (71)         (44)
Extraordinary item ...............................................           --           --             (52)         (38)
--------------------------------------------------------------------------------------------------------------------------
            Total ................................................   $      336   $      159      $      466   $      439
==========================================================================================================================

                                    Table 10

                                                                                                        UNOCAL CORPORATION

SPECIAL ADJUSTMENTS
(Unaudited)





                                                                         Nine Months Ended            Nine Months Ended
                                                                         September 30, 1998           September 30, 1997
                                                                     -----------------------------------------------------
Millions of dollars                                                   Before-tax    After-tax      Before-tax   After-tax
--------------------------------------------------------------------------------------------------------------------------

Reported earnings .................................................  $      336   $      159      $      466   $      439
Less: Special items
     Exploration and Production
        United States
           Spirit Energy
              Asset sales .........................................          --           --               2            2
              Impairment ..........................................          --           --             (62)         (39)
        International
              Asset sales - Other .................................         158          102             (17)         (17)
              Bangladesh well blowout - Other .....................          --           --             (10)          (7)
              Deferred tax adjustment - Far East ..................          --          (21)             --           68
     Geothermal and Power Operations
              Deferred tax adjustment - Sarulla ...................          --           --              --           10
     Diversified Business Group
        Carbon and Minerals
              Asset sales .........................................          --           --              67           41
              Environmental and litigation ........................          (6)          (4)             --           --
        Other
              UNO-VEN restructuring ...............................          --           --              46           39
     Corporate and Unallocated
              Asset sales - Other .................................          --           --               7            4
              Environmental and litigation ........................        (106)         (67)           (120)         (75)
              Insurance settlement  - Other .......................          17           11              --           --
              Deferred tax adjustment - Other .....................          --           --              --          114
     Discontinued Operations
              Net loss on disposal ................................          --           --             (71)         (44)
     Extraordinary item
              Extinguishment of debt ..............................          --           --             (52)         (38)
--------------------------------------------------------------------------------------------------------------------------
     Total special items ..........................................          63           21            (210)          58
--------------------------------------------------------------------------------------------------------------------------
         Adjusted earnings ........................................  $      273   $      138      $      676   $      381
==========================================================================================================================

                                    Table 11

                                                                                                        UNOCAL CORPORATION

EARNINGS BY BUSINESS SEGMENT
EXCLUDING  SPECIAL ADJUSTMENTS
(Unaudited)


                                                                         Nine Months Ended            Nine Months Ended
                                                                         September 30, 1998           September 30, 1997
                                                                     -----------------------------------------------------
Millions of dollars except share amounts                              Before-tax   After-tax       Before-tax    After-tax
--------------------------------------------------------------------------------------------------------------------------

Exploration and Production
    United States
       Spirit Energy 76 ...........................................  $       26   $       17      $      270   $      169
       Alaska .....................................................          24           15              67           42
    International
       Far East ...................................................         326          151             404          222
       Other ......................................................         (80)         (49)              1           (8)

Global Trade ......................................................          21           13              22           13

Geothermal and Power Operations ...................................          66           44              28           15

Diversified Business Group
      Agricultural Products .......................................          40           33              75           50
      Carbon and Minerals .........................................          32           28              43           35
      Pipelines ...................................................          53           44              54           46
      Other .......................................................          --           --              (3)          (2)
Corporate and Unallocated
      Administrative and general expense ..........................         (62)         (43)            (62)         (40)
      Net interest expense ........................................        (106)         (83)           (109)         (84)
      Environmental and litigation expense ........................         (13)          (8)            (18)         (11)
      New Ventures (non E&P) ......................................         (26)         (16)            (34)         (23)
      Other .......................................................         (28)          (8)            (62)         (43)
--------------------------------------------------------------------------------------------------------------------------
Earnings from continuing operations ...............................  $      273   $      138      $      676         $ 381
==========================================================================================================================

Basic earnings from continuing operations
   per share of common stock ......................................               $     0.57                   $     1.53
Diluted earnings from continuing operations
   per share of common stock (a) ..................................               $     0.57                   $     1.52

Distributions on preferred securities (net of tax) excluded
   in numerator for diluted earnings per share (a) ................               $       --                   $       18
Basic weighted average shares .....................................                      242                          249
Diluted weighted average shares ...................................                      243                          263


(a) In 1998, the effect of assumed conversion of preferred securities on earnings per share is antidilutive.

                                    Table 12

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                            UNOCAL CORPORATION
                                               (Registrant)





Date:  October 29, 1998                     By:   /s/ JOE D. CECIL
-----------------------                     ------------------------------------
                                                  Joe D. Cecil
                                                  Vice President and Comptroller